EXHIBIT 10.16

ASSUMPTION AND MODIFICATION AGREEMENT

This Agreement is made as of the 6th day of March, 2007, by and among (i) Faith Realty, LLC, a Rhode Island limited liability company with its principal business office located at 582 Great Road, North Smithfield, Rhode Island (“Faith”), (ii) Summer Infant, Inc., a Rhode Island corporation, with its principal business office located at 582 Great Road, North Smithfield, Rhode Island (“SII”), and (iii) Bank of America, N.A., a national banking association, with an office located at 111 Westminster Street, Providence, Rhode Island (the “Bank”).

WHEREAS, on December 21, 2006, Faith and the Bank entered into that certain Construction Loan Agreement (the “Loan Agreement”) pursuant to which the Bank agreed to provide construction advances in amounts up to but not exceeding in the aggregate the sum of Three Million One Hundred Forty-Five Thousand Dollars ($3,145,000) (the “Loan”).

WHEREAS, on December 21, 2006, the Corporation executed and delivered to the Bank a Secured Promissory Note in the original principal amount of Three Million One Hundred Forty-Five Thousand Dollars ($3,145,000) payable to the order of the Bank, as evidence of the Loan (the “Note”); and

WHEREAS, the payment and performance of Faith’s obligations under the Loan and Note are secured, inter alia, by (i) an Open-End Mortgage and Security Agreement (the “Mortgage”) dated December 21, 2006, with respect to the real and personal property located at Lots 59-16 Highland Corporate Park, Park East Drive Extension, in the City of Woonsocket, State of Rhode Island (the “Property”), said Property being more particularly described in Exhibit A attached hereto and made a part hereof, which Mortgage was recorded in the City of Woonsocket Records of Land Evidence (the “Records”) in Book 1614 at Page 190, and (ii) a Collateral Assignment of Leases and Rents (the “Collateral Assignment”) dated December 21, 2006, with respect to the Property, which Collateral Assignment was recorded in said Records of Land Evidence Book 1614 at Page 204; and

WHEREAS, Faith desires to convey its interest in the Property to SII subject to, inter alia, the Mortgage and the Collateral Assignment; and

WHEREAS, the Bank is willing to consent to such conveyance on the terms and conditions hereinafter set forth; and

WHEREAS, it is the intention of the parties hereto that:

(i)	the Loan Agreement, the Note, the Mortgage, and the Collateral Assignment be amended in certain respects; and

(ii)	SII assume all of the obligations of Faith under the Loan Agreement, the Note, the Mortgage, and the Collateral Assignment, as amended hereby.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Faith, SII and the Bank agree as follows:

1. SII hereby assumes and agrees to pay and perform all of the obligations of Faith under:

(i)	the Loan Agreement in accordance with the terms and conditions contained therein as amended hereby;

(ii)	the Note in accordance with the terms and conditions contained therein as amended hereby;

(iii)	the Mortgage in accordance with the terms and conditions contained therein as amended hereby; and

(iv)	the Collateral Assignment in accordance with the terms and conditions contained therein as amended hereby.

2. The Loan Agreement is hereby amended as follows:

(i)	All references to the term “Borrower” or any other reference to the borrower under the Loan Agreement as contained in the Loan Agreement shall be deemed to refer to SII.

3. The Note is hereby amended as follows:

(i)	All references to the term “Borrower” contained in the Note shall be deemed to refer to SII.

(ii)	The definition of the term “Security Instruments” set forth in the Note are hereby amended to refer to the security instruments, as defined in the Note, as amended hereby.

4. The Mortgage is hereby amended as follows:

(i)	All references to the term “Mortgagor” contained in the Mortgage shall be deemed to refer to SII.

(ii)	The definition of the term “Note” set forth in the Mortgage is hereby amended to refer to the Note, as defined in the Mortgage, as amended hereby.

5. The Collateral Assignment is hereby amended as follows:

(i)	All references to the term “Assignor” contained in the Collateral Assignment shall be deemed to refer to SII.

(ii)	The definition of the term “Note” set forth in the Collateral Assignment is hereby amended to refer to the Note, as defined in the Collateral Assignment, as amended hereby.

6. The Bank’s consent to the conveyance of Faith’s interest in the Property to SII as evidenced hereby, shall not be deemed a waiver of any of its rights under the Loan Agreement, the Note, the Mortgage, and the Collateral Assignment, as each is amended hereby, including, without limitation, the right of the Bank, at its option, to accelerate the outstanding principal balance of the Loan and Note upon any further conveyance of the Property or any interest therein without the prior written consent of the Bank.

7. Notwithstanding anything to the contrary herein or in the Loan Agreement, the Note, the Mortgage, and the Collateral Assignment, or in any other documents executed in connection therewith, upon recordation of this Agreement, Faith shall be unconditionally released and discharged from any and all liability of any kind or nature whatsoever for payment or performance of the Loan Agreement, the Note, the Mortgage, and the Collateral Assignment, as each is amended hereby.

8. The Loan Agreement, the Note, the Mortgage, and the Collateral Assignment, as amended hereby, are and shall remain in full force and effect and are hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, Faith, SII and the Bank have executed this Agreement as of the date first above written.

Faith Realty, LLC

By:	/s/ Jason Macari
Name:	Jason Macari
Title:	Authorized Member

Summer Infant, Inc.

By:	/s/ Jason Macari
Name:	Jason Macari
Title:	President

Bank of America, N.A.

By:	/s/ David J. Angell
Name:	David J. Angell
Title:	SVP

STATE OF RHODE ISLAND

COUNTY OF PROVIDENCE

In Providence on the 1st day of March, 2007, before me personally appeared Jason Macari, to me known and known to me to be the Authorized Member of Faith Realty, LLC and he acknowledged the foregoing instrument by him executed to be his free act and deed, his free act and deed in his said capacity, and the free act and deed of said Faith Realty, LLC.

/s/ Steven Rosenbaum
Notary Public
My Commission Expires:	7/22/09

STATE OF RHODE ISLAND

COUNTY OF PROVIDENCE

In Providence on the 1st day of March, 2007, before me personally appeared Jason Macari, to me known and known to me to be the President of Summer Infant, Inc. and he acknowledged the foregoing instrument by him executed to be his free act and deed, his free act and deed in his said capacity, and the free act and deed of said Summer Infant, Inc.

/s/ Steven Rosenbaum
Notary Public
My Commission Expires:	7/22/09

STATE OF RHODE ISLAND

COUNTY OF PROVIDENCE

In Providence, on the 2nd day of March, 2007, before me personally appeared David J. Angell, to me known and known to me to be a                                 of Bank of America, N.A., and he/she acknowledged the foregoing instrument by him/her executed to be his/her free act and deed, his/her free act and deed in his/her said capacity, and the free act and deed of said Bank of America, N.A.

/s/ Margie Cotto
Notary Public
My Commission Expires:	7/8/10